EXHIBIT 10.1
EXECUTION COPY

FOURTH AMENDMENT AGREEMENT

     This Fourth Amendment Agreement (“Amendment”) is entered into as of December 11, 2002 among Montpelier Re Holdings Ltd., a Bermuda company (the “Borrower”), and the Lenders listed on the signature pages hereto (the “Lenders”) and Bank of America, N.A., in its capacity as Administrative Agent for the Lender (the “Administrative Agent”).

R E C I T A L S

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of December 12, 2001, as amended by Amendment Agreement dated as of December 26, 2001 and by Second Amendment Agreement dated June 17, 2002 and by the Third Amendment Agreement dated August 1, 2002 (the “Credit Agreement”) pursuant to which the Lenders made available to the Borrower a revolving loan facility and a term loan facility; and

     WHEREAS, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

     SECTION 1. CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

     SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date (as defined below), the definition of “Revolving Commitment Termination Date” in Section 1.1 of the Credit Agreement shall be amended by the deletion of the date “December 11, 2002” and the substitution of the date “December 10, 2003” therefor.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

(b) the warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (except where such representation speaks as of a specified date).

     SECTION 4. CONDITIONS TO EFFECTIVENESS. The amendments set forth in Section 2 shall become effective on the date (the “Fourth Amendment Effective Date”) upon (i) receipt by the Administrative Agent of four counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Revolving Lenders, (iii) payment by the Borrower to the Administrative Agent of an amendment fee equal to 0.075% of the aggregate Revolving Commitments, pro rata to the Revolving Lenders and (iv) payment by the Borrower to the Administrative Agent and the Arranger of such fees as shall have been agreed upon between the Borrower, the Administrative Agent and Arranger.

     SECTION 5. GENERAL.

     5.1 Reaffirmation of Loan Documents. From and after the date hereof, each reference that appears in any Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

     5.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties in separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     5.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 6. LOAN DOCUMENT. This Amendment is a Loan Document.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers as of the date and year first above written.

MONTPELIER RE HOLDINGS LTD

By: /s/ Neil McConachie Title: Senior Vice President and Financial Controller

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Mehul Mehta Title: Principal

THE BANK OF N.T. BUTTERFIELD & SON LIMITED

By: /s/ illegible Title: Vice President

CREDIT SUISSE FIRST BOSTON

By: /s/ Jay Chall /s/ Cassandra Droogan Title: Director Associate

THE BANK OF BERMUDA LTD.

By: /s/ R. Brunson Title: V.P. Corporate Banking

FLEET NATIONAL BANK

By: /s/ David A. Bosselait Title: Director

THE BANK OF NEW YORK

By: /s/ Evan R. Glass Title: Vice President

BARCLAYS BANK PLC

By: /s/ Chris Lee Title: Manager

COMERICA BANK

By: /s/ illegible Title: International Banking Officer

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